UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2005

ASPEN INSURANCE HOLDINGS LIMITED

(Exact name of registrant as specified in its charter)

Bermuda	001-31909	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Victoria Hall
11 Victoria Street
Hamilton HM 11
Bermuda
(Address of principal executive offices)
(Zip Code)

Registrant's telephone number, including area code: (441) 295-8201

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01 Regulation FD Disclosure

On December 6, 2005, Aspen Insurance Holdings Limited issued a press release announcing its initial assessment of losses from Hurricane Wilma and updating its assessment of losses from Hurricanes Katrina and Rita, which has been filed as Exhibit 99.1. In addition, on December 6, 2005, Aspen Insurance Holdings Limited issued a press release announcing the commencement of its offering of ordinary shares and Perpetual PIERS, which has been filed hereto as Exhibit 99.2.

Section 9. Financial Statements and Exhibits

Item 9.01− Financial Statements and Exhibits

(c) The following exhibits are filed under Item 7.01 as part of this report:

99.1	Press Release (Clarification) of the Registrant, dated December 6, 2005.

99.2	Press Release of the Registrant, dated December 6, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPEN INSURANCE HOLDINGS LIMITED (Registrant)

Dated: December 6, 2005	By: /s/ Julian Cusack Name: Julian Cusack Title: Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release (Clarification) of the Registrant dated December 6, 2005.
99.2	Press Release of the Registrant dated December 6, 2005.